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                                                                   EXHIBIT 10.42


                       FINAL CONVERTED EQUIPMENT LOAN NOTE
                       -----------------------------------

$250,000.00                                                         July 1, 2001

         For value received, the undersigned, MEMRY CORPORATION, a Delaware corporation ("Maker"), promises to pay to WEBSTER BANK, or order ("Lender"), at its office at CityPlace II, 5th Floor, HFD 605, Hartford, Connecticut 06103-3439, or at such other place as the holder hereof (including Lender, hereinafter referred to as "Holder") may designate, the sum of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000.00), together with interest on the unpaid balance of this Note, beginning as of the date hereof, before or after maturity or judgment, as provided for in the Loan Agreement (as defined below), together with all taxes levied (excluding income taxes) or assessed on this Note or the debt evidenced hereby against the Holder, and together with all reasonable costs, expenses and reasonable attorneys' and other reasonable professional fees incurred in any action to collect this Note or to enforce or foreclose any mortgage, security agreement or other agreement securing this Note or to protect or sustain the lien of said mortgage, security agreement or other agreement or in any litigation or controversy arising from or connected with said mortgage, security agreement or other agreement or this Note.

         This Note is made and delivered by Maker pursuant to Section 6.7 of the Commercial Revolving Loan, Term Loan, Line of Credit and Security Agreement dated of even date herewith by and between Maker and Lender (as amended and in effect from time to time, the "Loan Agreement"), and is entitled to the benefits and is subject to the provisions of the Loan Agreement. All capitalized terms used herein which are defined in the Loan Agreement that are not defined herein shall have the same meanings herein as are ascribed to them in the Loan Agreement.

         The Maker also promises to pay interest on the aggregate unpaid principal amount of the Final Converted Equipment Loan until all amounts payable under the Loan Agreement are paid in full, at the rates per annum set forth in or established pursuant to the Loan Agreement. Such interest shall be payable on such dates as are determined from time to time pursuant to the Loan Agreement and shall be calculated as therein provided. Notwithstanding anything to the contrary, the entire indebtedness under this Note, including but not limited to, all outstanding

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principal and accrued and unpaid interest shall be due and payable in full on
June 30, 2004.

         The Maker has the right in certain circumstances to prepay the principal of this Note on the terms and conditions specified in the Loan Agreement.

         If an Event of Default shall occur, the entire unpaid principal amount of this Note, all of the unpaid interest accrued thereon and any other sum due hereunder may become or be declared due and payable in the manner and with the effect provided in the Loan Agreement.

         THE MAKER HEREBY WAIVES TRIAL BY JURY IN ANY COURT AND IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS NOTE IS A PART AND/OR THE ENFORCEMENT OF ANY OF HOLDER'S RIGHTS AND REMEDIES, INCLUDING WITHOUT LIMITATION, TORT CLAIMS. THE MAKER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS. THE MAKER FURTHER ACKNOWLEDGES THAT LENDER HAS NOT AGREED WITH OR REPRESENTED TO MAKER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         THE MAKER ACKNOWLEDGES THAT THE LOAN EVIDENCED BY THIS NOTE IS A COMMERCIAL TRANSACTION AND WAIVES ITS RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH HOLDER MAY DESIRE TO USE, AND FURTHER WAIVES ITS RIGHT TO REQUEST THAT HOLDER POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT SAID MAKER AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY HOLDER. The Maker further waives diligence, demand, presentment for payment, notice of nonpayment, protest and notice of protest, and notice of any renewals or extensions of this Note, and all rights under any statute of limitations, and further consents to the release of all or any part of the security for the payment hereof, at the discretion of Holder, or the release of any party liable for this obligation without affecting the liability of the other parties hereto. The Maker further (i) consents to any and all delays, extensions, renewals or other modifications of this Note, any other Financing Agreements or the debts or collateral evidenced hereby or thereby or any waivers of any term hereof or thereof, any release, surrender, taking of additional, substitution,

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exchange, failure to perfect or record any interest in, failure to preserve or realize upon, failure to lawfully dispose of, or any other impairment of, any collateral or other security, or any other failure to act by the Lender or any other forbearance or indulgence shown by the Lender, from time to time and in one or more instances (without notice to or assent from the Maker) and agrees that none of the foregoing shall release, discharge or otherwise impair any of their liabilities; and (ii) waives any defenses based on suretyship or impairment of collateral. THE MAKER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS. THE MAKER FURTHER ACKNOWLEDGES THAT LENDER HAS NOT AGREED WITH OR REPRESENTED TO MAKER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         This Note shall be governed by and construed in accordance with the laws of the State of Connecticut (but not its conflicts of law provisions).

                                       MEMRY CORPORATION


                                           /s/ Robert P. Belcher
                                       -------------------------------

                                       By:  Robert P. Belcher

                                       Its: Chief Financial Officer